UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796 )

Exact name of registrant as specified in charter: Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007— August 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Trust

FUND SYMBOL (CLASS A SHARES): PHIGX

8|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Yield
Trust

8 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth.	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management.	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders.	18
Financial statements	19
Federal tax information	43
About the Trustees	44
Officers	47

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets are currently experiencing the kind of upheaval not seen in many years. Investor confidence has been shaken by losses across a range of sectors worldwide and by the collapse of several financial industry companies. We are encouraged by the federal government’s swift, decisive actions, which we believe will restore stability to the financial system in due course.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

Lastly, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize in different industry sectors — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management team looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the team may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the team believes that credit risk is likely to pick up or volatility is likely to increase, the team may look to reduce risk in the portfolio.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

High-yield bonds tend to be less dependent on interest rates than investment-grade bonds.

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception of the JPMorgan Developed High Yield Index was 12/31/94, which was after the inception of the fund.

“As always, we aim to take advantage of the
opportunities presented to us, believing that
our approach can benefit shareholders as the
environment evolves.”

Paul Scanlon, Portfolio Leader, Putnam High Yield Trust

Credit qualities shown as a percentage of portfolio value as of 8/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview

Paul Scanlon

Paul, thanks for sitting down with us today to discuss High Yield Trust’s performance during its fiscal year. How did the fund perform?

The fund held up fairly well during a period of marked volatility, outperforming the overall high-yield bond market. For the 12 months ending August 31, 2008, the fund returned –0.50%, compared with –1.16% for its benchmark, the JPMorgan Developed High Yield Index, and –2.17% for its Lipper peer group, High Current Yield Funds.

What factors caused the high-yield market to post a negative return during High Yield Trust’s fiscal year?

The high-yield market was volatile during the period due to concerns about the subprime mortgage market, the health of the U.S. economy, and corporate business fundamentals. The default rate began the period at historically low levels but rose during the period, and most investors expected it to keep climbing. As 2008 began, there was a large overhang of new issuance, while at the same time there was subdued demand from increasingly risk-averse investors. Conditions improved in April and May in response to several moves by the Federal Reserve [the “Fed”], including intervention related to investment bank Bear Stearns. This backdrop — along with overall corporate earnings that met expectations — helped the high-yield market enjoy a temporary rally. However, this rebound was short-lived, as the market declined from June through the end of the period due to weak economic data that raised concerns about corporate business fundamentals and investors’ increasing aversion to risk.

What strategy did you pursue given this backdrop?

The fund was well positioned to weather this difficult period. We assumed a defensive posture, because we felt at the beginning of the period that overall spread levels — the yield advantage high-yield bonds offer over comparable Treasuries — didn’t compensate us enough for what we perceived to be growing risk in the market. To that end, we reduced some of our lower-rated positions. We also increased our investments in floating-rate bank loans issued by high-yield companies in order to temper the fund’s volatility. Bank loans are senior in a company’s capital structure (meaning they are paid off first in case of default) and are secured by a firm’s tangible assets or cash flows. These characteristics helped make the loans attractive when the economy and markets faltered, and helped the fund’s relative performance.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

What other moves did you make?

We were able to uncover buying opportunities among some lower-quality pockets of the market because high-yield bond prices were volatile. During the fiscal year, the fund benefited from overweights to the energy and metals/minerals areas, strong stock selection in aerospace, and underweighting financials. On the other hand, underweighting broadcasting, retail, and communication services held back results. Cable TV/wireless and consumer products were two sectors that were overweighted, with chemicals, food/tobacco, and gaming/leisure notable underweights during the year.

Which holdings contributed to performance relative to the benchmark?

As we mentioned, our energy company holdings buoyed performance. Energy companies are generally seen as being less sensitive to an economic downturn, which also helped these companies outperform. Rising coal prices helped our investment in International Coal, which we sold for a profit. Defense and aerospace firm DRS Technology appreciated on the strength of its contracts with the U.S. Department of Defense as well as from a takeover bid it received. Relative to the index, the fund benefited further from underweighting three index components that performed poorly: automotive part manufacturer Delphi, which struggled due to ongoing struggles for the auto industry; casino company Harrah’s, which suffered from investor concerns about how the economic downturn might curtail consumer spending on gambling; and financing company Residential Capital, which declined due to the company’s exposure to subprime mortgages.

Which securities and strategies detracted from performance?

Diversified media company Vertis underperformed because its proposed acquisition of a competitor, American Color Graphics, was called off. Underweighting retailer Dollar General also hurt, as the company outperformed many of its retail peers. Finally, while the fund benefited from underweighting the gaming/leisure area, our overweight positions in casino operators Trump Entertainment and Pinnacle Entertainment detracted from relative performance.

What’s your outlook, Paul?

The backdrop for the high-yield market is still mixed. Our fundamental outlook for the economy currently is negative, as we struggle with weaker economic conditions, the threat of building inflation, and issues surrounding the beleaguered banking sector. We believe that this environment likely will lead to deterioration in corporate business fundamentals. While the default rate remains low by historical measures, we expect it to

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/08. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUPON (%) AND MATURITY DATE	SECTOR/INDUSTRY

NRG Energy, Inc. (0.8%)	7.375s%, 2016	Utilities and power/Power producers
Freeport-McMoRan Copper & Gold, Inc. (0.7%)	8.375s%, 2017	Basic materials/Metals
CCH I, LLC (0.7%)	11s%, 2015	Consumer staples/Cable television
SunGard Data Systems, Inc. (0.7%)	9.125s%, 2013	Technology/Computers
Intelsat Bermuda, Ltd. (Bermuda) (0.7%)	11.25s%, 2016	Communication services/Telecommunications
Legrand SA (France) (0.6%)	8.5s%, 2025	Capital goods/Manufacturing
HCA, Inc. (0.6%)	9.125s%, 2014	Health care/Health care
Ford Motor Credit Co., LLC (0.6%)	9.875s%, 2011	Consumer cyclicals/Automotive
Energy Future Holdings Corp. (0.6%)	6.213s%, 2014	Utilities and power/Electric utilities
Peabody Energy Corp. (0.6%)	7.375s%, 2016	Energy/Coal

rise — something that has been at least partially factored into market prices. To that end, we find current market valuations to be fair. On the positive side, market technicals — meaning factors of supply and demand — have improved significantly because we believe that we’ve worked through an unwieldy supply overhang that had weighed on the market. After years of relatively benign credit conditions, there is growing dispersion among quality tiers, sectors, and issuers. Given these conditions, we believe that an understanding of downside valuations, free cash-flow metrics, and available liquidity should continue to grow in relevance. We believe this kind of environment is one where our approach can prove significantly beneficial to our fellow shareholders.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N   T H E   N E W S

On October 3, lawmakers approved a $700 billion rescue plan for the ailing financial industry. In mid-September, with portions of the financial system perilously close to collapse, the Bush Administration, along with the heads of the U.S. Treasury and the Federal Reserve Bank, called upon Congressional lawmakers to quickly approve a plan to buy the failed mortgages and mortgage-related securities that are at the heart of the crisis. Treasury Secretary Henry Paulson said that this more aggressive, comprehensive plan was necessary because the “case-by-case” rescues of firms such as Bear Stearns, AIG, and Fannie Mae and Freddie Mac had not done enough to restore investor confidence.

Of special interest

Effective June 2008, your fund’s dividend has decreased from $0.049 to $0.045. This dividend change is due to income stemming from bank loans trending downward, which has driven down the distributable income of the fund.

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of portfolio value. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	8.68%	8.53%	7.77%	7.77%	7.85%	7.85%	8.30%	8.18%	8.39%	8.75%

10 years	58.06	51.72	47.08	47.08	46.15	46.15	54.13	49.06	53.36	61.20
Annual average	4.68	4.26	3.93	3.93	3.87	3.87	4.42	4.07	4.37	4.89

5 years	38.56	33.10	33.66	31.75	33.42	33.42	36.87	32.48	36.06	39.95
Annual average	6.74	5.89	5.97	5.67	5.94	5.94	6.48	5.79	6.35	6.95

3 years	11.27	6.79	9.03	6.35	8.79	8.79	10.54	6.98	10.06	11.91
Annual average	3.62	2.21	2.92	2.07	2.85	2.85	3.40	2.27	3.25	3.82

1 year	–0.50	–4.53	–1.14	–5.76	–1.28	–2.20	–0.67	–3.86	–0.75	–0.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 8/31/98 to 8/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,708 and $14,615, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,906 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,336 and $16,120, respectively.

Comparative index returns For periods ended 8/31/08

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	8.37%

10 years	72.25%	57.12
Annual average	5.59	4.34

5 years	39.05	32.52
Annual average	6.82	5.64

3 years	11.68	8.60
Annual average	3.75	2.63

1 year	–1.16	–2.17

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/08, there were 465, 394, 340, 176, and 11 funds, respectively, in this Lipper category.

† The inception of the JPMorgan Developed High Yield Index was 12/31/94, which was after the inception of the fund.

Fund price and distribution information For the 12-month period ended 8/31/08

Distributions:	Class A		Class B	Class C	Class M	Class R		Class Y

Number	12		12	12	12	12		12

Income	$0.576		$0.517	$0.517	$0.553	$0.558		$0.598

Capital gains	—		—	—	—	—		—

Total	$0.576		$0.517	$0.517	$0.553	$0.558		$0.598

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/07	$7.82	$8.15*	$7.79	$7.78	$7.83	$8.09	$7.77	$7.76

8/31/08	7.21	7.51	7.19	7.17	7.23	7.47	7.16	7.14

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.49%	7.19%	6.84%	6.86%	7.30%	7.07%	7.37%	7.73%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	8.34	7.92	7.94	N/A	8.16	8.44	8.96

Current 30-day SEC yield [3]
(without expense limitation)	N/A	8.34	7.92	7.93	N/A	8.16	8.44	8.95

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	8.37%	8.23%	7.46%	7.46%	7.55%	7.55%	8.00%	7.88%	8.08%	8.45%

10 years	48.49	42.50	38.14	38.14	37.39	37.39	44.82	40.07	44.05	51.59
Annual average	4.03	3.61	3.28	3.28	3.23	3.23	3.77	3.43	3.72	4.25

5 years	24.98	19.98	20.67	18.94	20.45	20.45	23.63	19.58	22.65	26.31
Annual average	4.56	3.71	3.83	3.53	3.79	3.79	4.33	3.64	4.17	4.78

3 years	3.49	–0.62	1.37	–1.12	1.16	1.16	2.70	–0.65	2.30	4.16
Annual average	1.15	–0.21	0.45	–0.37	0.39	0.39	0.89	–0.22	0.76	1.37

1 year	–10.34	–13.90	–10.95	–15.11	–10.96	–11.80	–10.47	–13.40	–10.64	–10.15

Fund’s annual operating expenses For the fiscal year ended 8/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from March 1, 2008, to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.51	$9.29	$9.28	$6.77	$6.77	$4.25

Ending value (after expenses)	$1,010.80	$1,008.20	$1,006.80	$1,010.60	$1,009.60	$1,011.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2008, use the following calculation method. To find the value of your investment on March 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.53	$9.32	$9.32	$6.80	$6.80	$4.27

Ending value (after expenses)	$1,019.66	$1,015.89	$1,015.89	$1,018.40	$1,018.40	$1,020.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.09%	1.84%	1.84%	1.34%	1.34%	0.84%

Average annualized expense ratio for Lipper peer group†	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam High Yield Trust	28%	57%	46%	41%	62%

Lipper High Current Yield Funds category average	85%	83%	83%	73%	95%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 8/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader and Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of August 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$611,000	$75,000,000

Putnam employees	$3,671,000	$517,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund and Putnam Floating Rate Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Floating Rate Income Fund.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund, and Putnam Convertible Income-Growth Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2008, and August 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contract, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in themanagement of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 55th percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	33rd

Three-year period	28th

Five-year period	29th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 455, 388, and 334 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-year, five-year, and ten-year periods ended September 30, 2008, were 51%, 28%, and 37%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 236th out of 466, 92nd out of 338, and 68th out of 185 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Put-nam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund’s portfolio, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2008

The fund’s portfolio 8/31/08

CORPORATE BONDS	Principal
AND NOTES (77.1%)*	amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp. company guaranty
7 1/4s, 2013 S	$4,050,000	$3,847,500

Lamar Media Corp. sr. unsec. sub.
notes Ser. C, 6 5/8s, 2015	1,255,000	1,112,244

		4,959,744
Automotive (2.9%)
Allison Transmission 144A company
guaranty 11s, 2015	4,195,000	3,859,400

Dana Corp.escrow sr. notes, 5.85s,
2015 (In default) †	6,095,000	143,842

Ford Motor Credit Co., LLC notes
7 7/8s, 2010 S	6,665,000	5,745,423

Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011	12,395,000	10,168,181

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	4,215,000	3,691,514

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	6,310,000	5,864,665

General Motors Corp. sr. unsec. unsub.
notes 7.2s, 2011	9,760,000	6,270,800

Lear Corp. company guaranty
8 1/2s, 2013 S	2,250,000	1,800,000

Meritor Automotive, Inc. notes
6.8s, 2009	870,000	856,950

Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 S	2,300,000	1,955,000

Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013	311,000	323,440

Tenneco, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2015	965,000	866,088

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017 S	4,820,000	4,145,200

UCI Holdco, Inc. sr. unsec. notes FRN
10.276s, 2013 ‡‡	3,371,999	2,596,439

		48,286,942
Basic Materials (7.6%)
Airgas, Inc. 144A company guaranty sr.
sub. notes 7 1/8s, 2018	4,655,000	4,701,550

AK Steel Corp. company guaranty
7 3/4s, 2012	6,250,000	6,390,625

Aleris International, Inc. company
guaranty 10s, 2016	2,440,000	1,701,900

Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	5,040,000	3,931,200

ARCO Chemical Co. debs.
10 1/4s, 2010	1,525,000	1,525,000

Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN
7.054s, 2012	4,885,000	3,297,375

Century Aluminum Co. company
guaranty 7 1/2s, 2014	2,785,000	2,701,450

Clondalkin Acquisition BV 144A
company guaranty sr. sec. notes FRN
4.776s, 2013 (Netherlands)	3,270,000	2,685,488

Compass Minerals International, Inc.
sr. disc. notes Ser. B, 12s, 2013	1,550,000	1,631,375

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes 8 3/8s, 2017	11,865,000	12,547,238

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes 8 1/4s, 2015 S	5,930,000	6,226,500

CORPORATE BONDS		Principal
AND NOTES (77.1%)* cont.		amount	Value

Basic Materials cont.
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN
5.883s, 2015		$2,095,000	$2,112,067

Georgia-Pacific Corp. debs.
9 1/2s, 2011		4,275,000	4,339,125

Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)		5,905,000	6,126,438

Hercules, Inc. company guaranty
6 3/4s, 2029		4,570,000	4,592,850

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		2,460,000	2,047,950

Huntsman International, LLC company
guaranty sr. unsec. sub. notes
7 7/8s, 2014		4,140,000	3,850,200

Huntsman, LLC company guaranty
sr. unsub. notes 11 5/8s, 2010		1,000	1,035

International Paper Co. bonds
7.4s, 2014		3,255,000	3,320,875

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		1,353,000	1,177,110

Metals USA, Inc. sec. notes
11 1/8s, 2015		6,050,000	6,322,250

Momentive Performance
Materials, Inc. company guaranty sr.
unsec. notes 9 3/4s, 2014 S		9,330,000	8,420,325

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		3,440,000	3,617,611

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		780,000	806,623

NewPage Corp. company guaranty
10s, 2012		2,910,000	2,822,700

NewPage Holding Corp. sr. notes
FRN 9.986s, 2013 ‡‡		1,662,177	1,541,669

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		4,651,000	3,808,006

Novelis, Inc. company guaranty
7 1/4s, 2015		6,057,000	5,617,868

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	3,140,000	4,292,268

Smurfit-Stone Container
Enterprises, Inc. sr. unsec. unsub. notes
8s, 2017 S		$1,620,000	1,296,000

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 7 3/8s, 2012		920,000	910,800

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2015		8,140,000	7,590,550

Stone Container Corp. sr. notes
8 3/8s, 2012		2,405,000	2,110,388

Tube City IMS Corp. company guaranty
9 3/4s, 2015		3,295,000	3,080,825

Verso Paper Holdings, LLC/ Verso
Paper, Inc. company guaranty
11 3/8s, 2016		1,390,000	1,181,500

			128,326,734
Broadcasting (1.9%)
Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010		3,870,000	3,695,850

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014		810,000	394,875

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Broadcasting cont.
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015 S	$9,527,000	$8,979,198

DirecTV Holdings, LLC 144A sr. notes
7 5/8s, 2016	1,410,000	1,406,475

Echostar DBS Corp. company
guaranty 7s, 2013	240,000	228,000

Echostar DBS Corp. sr. notes
6 3/8s, 2011 S	7,990,000	7,810,225

Sirius Satellite Radio, Inc. sr. unsec.
notes 9 5/8s, 2013	5,610,000	4,389,825

Univision Communications, Inc. 144A
company guaranty unsec. notes
9 3/4s, 2015 ‡‡	3,150,000	2,252,250

Young Broadcasting, Inc. company
guaranty 10s, 2011	4,339,000	1,562,040

Young Broadcasting, Inc. sr. sub. notes
8 3/4s, 2014	1,140,000	364,800

		31,083,538
Building Materials (1.0%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	6,577,000	6,560,558

NTK Holdings, Inc. sr. disc. notes
zero %, 2014	4,195,000	1,761,900

Texas Industries, Inc. sr. unsec. notes
7 1/4s, 2013	1,995,000	1,865,325

Texas Industries, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2013	790,000	744,575

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	7,430,000	4,532,300

THL Buildco, Inc. (Nortek
Holdings, Inc.) 144A sr. sec. notes
10s, 2013	945,000	883,575

		16,348,233
Cable Television (2.5%)
Adelphia Communications Corp.
zero %, 2011	90,000	7,763

Adelphia Communications Corp.
zero %, 2009	5,000	419

Adelphia Communications Corp.
zero %, 2009	2,918,000	244,383

Adelphia Communications Corp.
zero %, 2008	5,000	419

Adelphia Communications Corp.
escrow zero %, 2009	2,471,000	206,946

Adelphia Communications Corp.
escrow bonds zero %, 2010	3,231,000	270,596

Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	1,980,000	1,791,900

Cablevision Systems Corp. sr. notes
Ser. B, 8s, 2012	1,130,000	1,118,700

CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	187,000	100,980

CCH I, LLC sec. notes 11s, 2015	15,401,000	11,820,268

CCH II, LLC sr. unsec. notes
10 1/4s, 2010	4,325,000	4,152,000

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010	9,505,000	9,077,275

CSC Holdings, Inc. sr. notes
6 3/4s, 2012 S	5,255,000	5,123,625

CORPORATE BONDS		Principal
AND NOTES (77.1%)* cont.		amount	Value

Cable Television cont.
CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011		$4,000	$4,020

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)		2,200,000	2,095,500

Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012		5,125,000	5,227,500

			41,242,294
Capital Goods (5.0%)
Alliant Techsystems, Inc. sr. sub. notes
6 3/4s, 2016		2,693,000	2,618,943

Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011 S		860,000	853,550

Baldor Electric Co. company guaranty
8 5/8s, 2017		1,665,000	1,685,813

BBC Holding Corp. sr. notes
8 7/8s, 2014		4,220,000	3,502,600

Berry Plastics Corp. company guaranty
sr. sec. notes FRN 7.541s, 2015		2,685,000	2,550,750

Blount, Inc. sr. sub. notes 8 7/8s, 2012		3,115,000	3,177,300

Bombardier, Inc. 144A sr. unsec. notes
FRN 8.09s, 2013 (Canada)	EUR	2,680,000	3,883,194

Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		$2,755,000	2,803,213

General Cable Corp. company
guaranty sr. unsec. notes FRN
5.166s, 2015		4,895,000	4,234,175

Hawker Beechcraft
Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		3,753,000	3,677,940

Hawker Beechcraft
Acquisition Co., LLC sr. unsec. notes
8 1/2s, 2015 S		1,476,000	1,487,070

Hexcel Corp. sr. sub. notes
6 3/4s, 2015		7,065,000	6,853,050

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015 S		5,525,000	5,290,188

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)		10,560,000	10,921,838

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	725,000	975,099

Owens-Illinois, Inc. debs. 7 1/2s, 2010		$15,000	15,338

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		7,185,000	7,005,375

Ryerson Tull, Inc. 144A sec. notes
12s, 2015		4,390,000	4,302,200

TD Funding Corp. company guaranty
7 3/4s, 2014		4,315,000	4,196,338

Terex Corp. company guaranty
7 3/8s, 2014		5,370,000	5,289,450

Titan International, Inc. company
guaranty 8s, 2012		6,100,000	6,039,000

WCA Waste Corp. company
guaranty 9 1/4s, 2014		3,545,000	3,509,550

			84,871,974
Coal (1.1%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013 S		8,665,000	8,643,338

Peabody Energy Corp. company
guaranty 7 3/8s, 2016 S		9,405,000	9,687,150

			18,330,488

22

CORPORATE BONDS		Principal
AND NOTES (77.1%)* cont.		amount	Value

Communication Services (7.7%)
American Tower Corp. sr. notes
7 1/2s, 2012		$2,635,000	$2,687,700

American Tower Corp. 144A sr. notes
7s, 2017 S		2,450,000	2,437,750

BCM Ireland Finance Ltd. 144A FRN
9.965s, 2016 (Cayman Islands)	EUR	1,715,000	2,152,168

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013		$3,145,000	3,278,663

Centennial Communications Corp.
sr. notes 10s, 2013		1,015,000	1,055,600

Centennial Communications Corp.
sr. unsec. notes FRN 8.541s, 2013		1,155,000	1,149,225

Cincinnati Bell, Inc. company guaranty
7s, 2015		2,210,000	2,033,200

Citizens Communications Co. notes
9 1/4s, 2011		4,245,000	4,393,575

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		7,235,000	7,171,694

Cricket Communications, Inc. company
guaranty sr. unsec. notes Ser. *,
9 3/8s, 2014		705,000	698,831

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		3,100,000	2,910,280

Digicel, Ltd. 144A sr. unsec. unsub.
notes 9 1/4s, 2012 (Jamaica)		3,550,000	3,638,750

Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) †† S		7,197,000	7,331,944

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)		10,665,000	11,211,581

Intelsat Intermediate Holding Co., Ltd.
company guaranty stepped-coupon
zero % (9 1/4s, 2/1/10), 2015
(Bermuda) ††		2,355,000	2,007,638

iPCS, Inc. company guaranty sr. sec.
notes FRN 4.926s, 2013 S		1,965,000	1,743,938

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		5,355,000	4,913,213

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		3,135,000	2,727,450

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		8,510,000	8,435,538

Nextel Communications, Inc.
company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015 S		6,820,000	5,541,250

Nordic Telephone Co. Holdings ApS
144A sr. sec. bond 8 7/8s, 2016
(Denmark)		1,035,000	996,188

PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes
9 1/2s, 2015		2,530,000	2,049,300

Qwest Communications
International, Inc. company guaranty
7 1/2s, 2014		7,470,000	6,797,700

Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012		5,180,000	5,218,850

Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025		2,875,000	2,314,375

CORPORATE BONDS		Principal
AND NOTES (77.1%)* cont.		amount	Value

Communication Services cont.
Rural Cellular Corp. sr. unsec. sub.
FRN 8.623s, 2012		$1,450,000	$1,479,000

Rural Cellular Corp. sr. unsec. sub.
notes FRN 5.681s, 2013		2,685,000	2,738,700

Sprint Capital Corp. company guaranty
6 7/8s, 2028		6,365,000	5,410,250

Syniverse Technologies, Inc. sr. sub.
notes Ser. B, 7 3/4s, 2013		3,400,000	3,196,000

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014		2,300,000	2,331,625

West Corp. company guaranty
11s, 2016		1,540,000	1,205,050

West Corp. company guaranty
9 1/2s, 2014		2,805,000	2,391,263

Wind Aquisition Fin. SA notes 9 3/4s,
2015 (Netherlands)	EUR	2,085,000	3,007,611

Windstream Corp. company guaranty
8 5/8s, 2016		$8,105,000	8,023,950

Windstream Corp. company guaranty
8 1/8s, 2013		4,260,000	4,217,400

			128,897,250
Consumer (0.7%)
Jostens IH Corp. company guaranty
7 5/8s, 2012		6,600,000	6,451,500

Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015 S		6,400,000	4,928,000

			11,379,500
Consumer Goods (1.3%)
Church & Dwight Co., Inc. company
guaranty 6s, 2012		2,279,000	2,222,025

Elizabeth Arden, Inc. company guaranty
7 3/4s, 2014		3,800,000	3,553,000

Jarden Corp. company guaranty
7 1/2s, 2017 S		4,175,000	3,715,750

Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012		6,279,000	6,310,395

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015		7,305,000	3,835,125

Spectrum Brands, Inc. sr. unsec.
sub. notes company guaranty
stepped-coupon 11 1/2s (12s,
10/2/08), 2013 †† ‡‡		3,520,000	2,464,000

			22,100,295
Consumer Services (0.1%)
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012		875,000	780,938

			780,938
Energy (Oil Field) (3.1%)
CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)		8,235,000	8,564,400

Complete Production Services, Inc.
company guaranty 8s, 2016		4,520,000	4,440,900

Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014		714,000	701,505

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016		7,545,000	7,507,275

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		2,350,000	2,185,500

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014		8,670,000	7,803,000

Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014		2,535,000	2,554,013

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Energy (Oil Field) cont.
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	$4,060,000	$3,816,400

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	2,810,604	2,892,797

Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	3,335,000	3,343,127

Pride International, Inc. sr. unsec. notes
7 3/8s, 2014	3,105,000	3,151,575

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes
9 3/4s, 2015	7,790,000	5,745,125

		52,705,617
Entertainment (1.4%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	2,608,000	2,647,120

Avis Budget Car Rental, LLC company
guaranty 7 3/4s, 2016 S	4,160,000	2,839,200

Avis Budget Car Rental, LLC company
guaranty 7 5/8s, 2014	2,720,000	1,931,200

Cinemark, Inc. sr. disc. notes
stepped-coupon zero % (9 3/4s,
3/15/09), 2014 ††	3,020,000	2,914,300

Hertz Corp. company guaranty
8 7/8s, 2014	5,330,000	4,990,213

Marquee Holdings, Inc. sr. disc. notes
12s, 2014	5,200,000	4,134,000

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	1,132,000	1,100,870

Universal City Florida Holding Co.
sr. unsec. notes FRN 7.551s, 2010	3,396,000	3,285,630

		23,842,533
Financial (2.7%)
E*Trade Financial Corp. sr. unsec.
notes 8s, 2011	3,615,000	3,271,575

GMAC, LLC sr. unsec. unsub. notes
7 3/4s, 2010 S	8,695,000	6,938,532

GMAC, LLC sr. unsec. unsub. notes
7s, 2012	1,490,000	894,204

GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2012	15,110,000	8,864,206

GMAC, LLC sr. unsec. unsub. notes
6 3/4s, 2014	14,926,000	8,104,311

GMAC, LLC sr. unsec. unsub. notes
6 5/8s, 2012	2,265,000	1,325,365

GMAC, LLC sr. unsec. unsub. notes
FRN 4.881s, 2014	1,127,000	591,505

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,285,000	1,024,788

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	915,000	816,638

Lender Processing Services, Inc. 144A
sr. unsec. notes 8 1/8s, 2016	3,830,000	3,892,238

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	1,495,000	1,504,344

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	3,590,000	3,379,088

Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	1,980,000	1,842,869

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	2,770,000	2,402,975

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Financial cont.
Rouse Co., LP (The)/TRC Property
Holdings, Inc. 144A sr. unsec. unsub.
notes 6 3/4s, 2013 R	$505,000	$419,701

USI Holdings Corp. 144A sr. unsec.
notes FRN 6.679s, 2014	840,000	669,900

		45,942,239
Food (1.0%)
Archibald Candy Corp. company
guaranty 10s, 2008 (In default) † F	878,534	122

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	5,035,000	4,090,938

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	820,000	699,050

Dean Foods Co. company guaranty
7s, 2016 S	3,405,000	3,149,625

Del Monte Corp. sr. sub. notes
8 5/8s, 2012	6,390,000	6,453,900

Pinnacle Foods Finance LLC sr. sub.
notes 10 5/8s, 2017	2,590,000	2,072,000

		16,465,635
Gaming & Lottery (2.7%)
Boyd Gaming Corp. sr. sub. notes
7 1/8s, 2016	3,415,000	2,586,863

Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014	1,050,000	811,125

Harrah’s Operating Co., Inc. 144A
company guaranty sr. notes
10 3/4s, 2016	7,840,000	5,272,400

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	5,475,000	3,996,750

MGM Mirage, Inc. company guaranty
8 1/2s, 2010 S	3,382,000	3,272,085

MGM Mirage, Inc. company guaranty
6s, 2009	7,177,000	7,033,460

MGM Mirage, Inc. sr. notes
6 3/4s, 2012	2,000	1,720

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes
7 1/2s, 2015	5,015,000	3,886,625

Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012	4,935,000	4,811,625

Station Casinos, Inc. sr. notes
6s, 2012 S	3,895,000	2,716,763

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	12,655,000	5,789,663

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014 S	5,975,000	5,444,719

		45,623,798
Health Care (7.7%)
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015 S	8,855,000	8,943,550

DaVita, Inc. company guaranty
6 5/8s, 2013 S	4,470,000	4,358,250

Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011
(Ireland)	6,570,000	6,175,800

HCA, Inc. company guaranty sr. sec.
notes 9 5/8s, 2016 ‡‡	3,780,000	3,813,075

HCA, Inc. sr. sec. notes 9 1/4s, 2016	9,070,000	9,330,763

HCA, Inc. sr. sec. notes 9 1/8s, 2014	10,235,000	10,516,463

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	116,000	114,550

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Health Care cont.
HCA, Inc. sr. unsec. notes 6 3/8s, 2015	$2,250,000	$1,856,250

HCA, Inc. sr. unsec. notes 5 3/4s, 2014	2,385,000	1,976,569

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	6,020,000	5,237,400

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	400,000	401,000

Omnicare, Inc. company guaranty
6 3/4s, 2013	435,000	407,813

Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	1,215,000	1,123,875

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	4,952,000	4,803,440

Select Medical Corp. company guaranty
7 5/8s, 2015	7,840,000	6,742,400

Service Corporation International
debs. 7 7/8s, 2013	3,897,000	3,906,743

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	4,820,000	4,434,400

Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	6,905,000	6,663,325

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes
9 1/8s, 2015	3,875,000	3,875,000

Surgical Care Affiliates, Inc. 144A sr. sub.
notes 10s, 2017	4,280,000	3,210,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	2,750,000	2,392,500

Tenet Healthcare Corp. notes
7 3/8s, 2013	7,500,000	7,040,625

Tenet Healthcare Corp. sr. unsec.
notes 6 1/2s, 2012	1,370,000	1,325,475

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	6,547,000	6,317,855

US Oncology, Inc. company guaranty
9s, 2012	4,985,000	4,985,000

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	7,124,000	6,999,330

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	6,415,000	6,767,825

Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 R	2,255,000	2,266,275

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	1,730,000	1,675,938

Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 R	2,310,000	2,194,500

		129,855,989
Homebuilding (1.0%)
D.R. Horton, Inc. company guaranty
8s, 2009	395,000	395,000

D.R. Horton, Inc. company guaranty
sr. unsub. notes 5s, 2009	2,960,000	2,930,400

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	3,800

K. Hovnanian Enterprises, Inc. company
guaranty sr. sec. notes 11 1/2s, 2013	2,640,000	2,696,100

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	4,325,000	3,373,500

Meritage Homes Corp. sr. notes
7s, 2014	760,000	604,200

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Homebuilding cont.
Realogy Corp. company guaranty
sr. notes zero %, 2014 ‡‡	$3,505,000	$1,647,350

Realogy Corp. company guaranty
sr. unsec. notes 10 1/2s, 2014	5,630,000	3,321,700

Toll Brothers, Inc. company guaranty
sr. unsec. sub. notes 8 1/4s, 2011	2,505,000	2,417,325

		17,389,375
Household Furniture and Appliances (0.1%)
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014	2,432,000	1,957,760

		1,957,760
Lodging/Tourism (0.8%)
FelCor Lodging LP company guaranty
8 1/2s, 2011 R	2,685,000	2,591,025

Host Marriott LP company guaranty
Ser. Q, 6 3/4s, 2016 R	130,000	111,800

Host Marriott LP sr. notes
7 1/8s, 2013 R	100,000	94,250

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	9,300,000	8,695,500

Seminole Hard Rock Entertainment, Inc.
144A sr. sec. notes FRN 5.276s, 2014	3,225,000	2,588,063

		14,080,638
Media (2.1%)
Affinion Group, Inc. company guaranty
11 1/2s, 2015	2,630,000	2,564,250

Affinion Group, Inc. company guaranty
10 1/8s, 2013	6,635,000	6,535,475

Affinity Group, Inc. sr. sub. notes
9s, 2012	4,965,000	4,418,850

Idearc, Inc. company guaranty 8s, 2016	11,540,000	5,221,850

Liberty Media, LLC sr. notes 5.7s, 2013	1,895,000	1,671,163

Liberty Media, LLC sr. unsec. notes
7 7/8s, 2009	2,340,000	2,367,965

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	4,980,000	5,042,250

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††	5,025,000	3,442,125

R.H. Donnelley, Inc. 144A company
guaranty sr. unsec. notes 11 3/4s, 2015	6,501,000	4,778,235

R.H. Donnelley Corp. sr. unsec. notes
6 7/8s, 2013	21,000	11,550

R.H. Donnelley Corp. sr. unsec. unsub.
notes 8 7/8s, 2017	72,000	37,080

		36,090,793
Oil & Gas (7.2%)
Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	6,790,000	5,890,325

Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	3,605,000	3,641,050

Chesapeake Energy Corp. sr. notes
7s, 2014	2,775,000	2,747,250

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	9,165,000	8,603,644

Comstock Resources, Inc. sr. notes
6 7/8s, 2012	4,580,000	4,408,250

Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	4,755,000	4,909,538

Denbury Resources, Inc. sr. sub. notes
7 1/2s, 2015	4,460,000	4,354,075

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Oil & Gas cont.
El Paso Natural Gas Co. debs.
8 5/8s, 2022	$1,775,000	$1,954,426

Encore Acquisition Co. sr. sub. notes
6 1/4s, 2014	2,265,000	2,027,175

Encore Acquisition Co. sr. sub. notes
6s, 2015	6,129,000	5,347,553

Forest Oil Corp. sr. notes 8s, 2011	4,319,000	4,416,178

Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	6,030,000	5,351,625

Hilcorp Energy I LP/Hilcorp Finance Co.
144A sr. unsec. notes 7 3/4s, 2015	2,335,000	2,113,175

Newfield Exploration Co. sr. sub. notes
7 1/8s, 2018	2,415,000	2,270,100

Newfield Exploration Co. sr. sub. notes
6 5/8s, 2014 S	6,730,000	6,334,613

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	8,945,000	8,900,275

Petroleum Development Corp.
company guaranty sr. unsec. notes
12s, 2018	3,285,000	3,432,825

Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda) S	4,925,000	4,457,125

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	875,000	833,438

Plains Exploration & Production Co.
company guaranty 7s, 2017 S	5,520,000	4,968,000

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	3,675,000	3,197,250

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015 S	1,360,000	1,315,800

Range Resources Corp. company
guaranty sr. sub. notes 7 1/4s, 2018	1,450,000	1,406,500

Sabine Pass LNG LP sec. notes
7 1/2s, 2016	3,775,000	3,303,125

SandRidge Energy, Inc. sr. notes
8s, 2018	560,000	525,000

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. FRN 6.416s, 2014	1,965,000	1,842,818

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. notes
8 5/8s, 2015 ‡‡ S	5,500,000	5,321,250

Targa Resources, Inc. company guaranty
sr. unsec. notes 8 1/2s, 2013	7,670,000	7,286,500

Whiting Petroleum Corp. company
guaranty 7s, 2014	7,100,000	6,745,000

Williams Cos., Inc. (The) sr. unsec.
notes 8 1/8s, 2012	25,000	26,563

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	1,525,000	1,593,625

Williams Cos., Inc. (The) 144A notes
6 3/8s, 2010	1,915,000	1,943,725

		121,467,796
Publishing (1.0%)
American Media, Inc. sr. unsec. sub.
notes company guaranty 8 7/8s, 2011	835,000	617,900

American Media, Inc. sr. unsec. sub.
notes company guaranty Ser. B,
10 1/4s, 2009	5,770,000	4,442,900

American Media, Inc. 144A company
guaranty sr. unsec. sub. notes
10 1/4s, 2009	209,797	161,544

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Publishing cont.
American Media, Inc. 144A company
guaranty sr. unsec. sub. notes
8 7/8s, 2011	$30,361	$22,467

CanWest Media, Inc. company guaranty
8s, 2012 (Canada)	3,499,006	3,004,771

Cenveo Corp. 144A company guaranty
sr. unsec. notes 10 1/2s, 2016	2,700,000	2,639,250

Dex Media, Inc. disc. notes
stepped-coupon zero % (9s,
11/15/08), 2013 ††	1,085,000	629,300

Quebecor Media, Inc. sr. unsec. notes
Ser. *, 7 3/4s, 2016 (Canada)	1,020,000	958,800

Reader’s Digest Association, Inc. (The)
company guaranty sr. unsec. sub. notes
9s, 2017	5,105,000	3,063,000

Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009 (In default)	8,778,000	614,460

Vertis, Inc. 144A unsec. sub. notes
13 1/2s, 2009 (In default)	2,405,000	36,075

		16,190,467
Restaurants (0.1%)
Buffets, Inc. company guaranty 12 1/2s,
2014 (In default)	1,920,000	19,200

OSI Restaurant Partners, Inc. company
guaranty 10s, 2015	2,035,000	1,119,250

		1,138,450
Retail (1.6%)
Asbury Automotive Group, Inc. sr. sub.
notes 8s, 2014	3,595,000	2,804,100

Autonation, Inc. company guaranty
sr. unsec. notes FRN 4.791s, 2013	1,650,000	1,361,250

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	3,080,000	1,455,300

Harry & David Holdings, Inc. company
guaranty 9s, 2013	3,645,000	2,697,300

Harry & David Holdings, Inc. company
guaranty sr. unsec. notes FRN
7.81s, 2012	1,125,000	708,750

Michaels Stores, Inc. company guaranty
11 3/8s, 2016	7,115,000	4,553,600

Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	6,505,000	6,326,110

Rite Aid Corp. company guaranty
9 3/8s, 2015	3,860,000	2,489,700

Rite Aid Corp. sec. notes 7 1/2s, 2017	985,000	817,550

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	4,915,000	3,987,291

		27,200,951
Technology (5.3%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	2,890,000	2,181,950

Advanced Micro Devices, Inc. sr. notes
7 3/4s, 2012	2,191,000	1,665,160

Amkor Technologies, Inc. sr. notes
7 3/4s, 2013	2,622,000	2,458,125

Avago Technologies Finance company
guaranty 11 7/8s, 2015 (Singapore)	1,160,000	1,270,200

Avago Technologies Finance company
guaranty 10 1/8s, 2013 (Singapore)	1,175,000	1,264,594

Avago Technologies Finance company
guaranty FRN 8.182s, 2013 (Singapore)	18,000	18,000

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Technology cont.
Celestica, Inc. sr. sub. notes 7 7/8s,
2011 (Canada)	$990,000	$992,475

Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	2,045,000	1,963,200

Ceridian Corp. 144A sr. unsec. notes
11 1/4s, 2015	3,885,000	3,472,219

Compucom Systems, Inc. sr. sub. notes
12 1/2s, 2015	1,625,000	1,503,125

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014 S	8,000,000	6,480,000

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
10 1/8s, 2016 S	6,035,000	4,631,863

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
9 1/8s, 2014 ‡‡	985,000	768,300

Iron Mountain, Inc. company guaranty
8 3/4s, 2018	1,860,000	1,901,850

Iron Mountain, Inc. company guaranty
8 5/8s, 2013	1,696,000	1,704,480

Iron Mountain, Inc. company guaranty
7 3/4s, 2015	125,000	125,000

Iron Mountain, Inc. company guaranty
6 5/8s, 2016	235,000	221,488

Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020	2,710,000	2,642,250

Lucent Technologies, Inc. unsec. debs.
6.45s, 2029	3,434,000	2,386,630

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011 (Cayman Islands)	3,055,000	1,959,019

Nortel Networks, Ltd. company
guaranty sr. unsec. notes 10 3/4s,
2016 (Canada)	1,675,000	1,549,375

Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN 7.041s,
2011 (Canada)	4,925,000	4,567,938

Nortel Networks, Ltd. 144A sr. unsecd.
notes company guaranty 10 3/4s,
2016 (Canada)	2,365,000	2,187,625

NXP BV/NXP Funding, LLC company
guaranty sr. sec. notes FRN 5.541s,
2013 (Netherlands)	4,720,000	3,669,800

NXP BV/NXP Funding, LLC sec. notes
7 7/8s, 2014 (Netherlands)	5,180,000	4,247,600

Open Solutions, Inc. 144A sr. sub.
notes 9 3/4s, 2015	3,355,000	2,382,050

Sanmina Corp. company guaranty
sr. unsec. sub. notes 6 3/4s, 2013	805,000	726,513

Sanmina Corp. sr. unsec. sub. notes
8 1/8s, 2016	1,245,000	1,123,613

Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	2,580,000	2,313,820

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	4,796,000	4,831,970

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	11,633,000	11,807,495

Travelport LLC company guaranty
11 7/8s, 2016	1,450,000	1,091,125

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Technology cont.
Travelport LLC company guaranty
9 7/8s, 2014	$3,800,000	$3,106,500

Unisys Corp. sr. unsec. unsub. notes
12 1/2s, 2016	2,590,000	2,577,050

Xerox Capital Trust I company
guaranty 8s, 2027	3,365,000	3,204,012

		88,996,414
Textiles (1.2%)
Hanesbrands, Inc. company guaranty
sr. unsec. notes FRN Ser. B,
6.508s, 2014	7,695,000	6,656,175

Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016 S	4,115,000	3,538,900

Levi Strauss & Co. sr. unsec. unsub.
notes 9 3/4s, 2015	8,088,000	7,289,310

Oxford Industries, Inc. sr. notes
8 7/8s, 2011	3,590,000	3,491,275

		20,975,660
Utilities & Power (6.0%)
AES Corp. (The) sr. unsec. unsub.
notes 8s, 2017	1,840,000	1,812,400

AES Corp. (The) 144A sec. notes
8 3/4s, 2013	3,863,000	3,998,205

AES Corp. (The) 144A sr. notes
8s, 2020	1,435,000	1,374,013

Allegheny Energy Supply 144A sr. unsec.
bond 8 1/4s, 2012	3,310,000	3,475,500

Cleveland Electric Illuminating Co. (The)
144A sr. notes Ser. D, 7.88s, 2017	10,000	10,930

CMS Energy Corp. sr. notes
8 1/2s, 2011	1,294,000	1,360,785

CMS Energy Corp. sr. notes
7 3/4s, 2010	1,760,000	1,812,635

Colorado Interstate Gas Co. debs.
6.85s, 2037	3,610,000	3,367,000

Dynegy-Roseton Danskamme
company guaranty Ser. B, 7.67s, 2016	5,430,000	5,307,825

Edison Mission Energy sr. unsec. notes
7 3/4s, 2016	2,130,000	2,130,000

Edison Mission Energy sr. unsec. notes
7 1/2s, 2013	2,495,000	2,501,238

Edison Mission Energy sr. unsec. notes
7.2s, 2019	3,925,000	3,768,000

Edison Mission Energy sr. unsec. notes
7s, 2017 S	2,750,000	2,633,125

El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	135,000	133,313

Ferrellgas LP/Finance sr. notes
8 3/4s, 2012	217,000	201,810

Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	5,575,000	4,850,250

Ferrellgas LP/Finance 144A sr. notes
6 3/4s, 2014	1,350,000	1,174,500

Ipalco Enterprises, Inc. sr. sec. notes
7 5/8s, 2011	1,950,000	2,028,000

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	625,000	626,563

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	4,214,000	4,308,815

Mirant North America, LLC company
guaranty 7 3/8s, 2013	6,700,000	6,649,750

CORPORATE BONDS	Principal
AND NOTES (77.1%)* cont.	amount	Value

Utilities & Power cont.
NRG Energy, Inc. company guaranty
7 3/8s, 2017	$2,710,000	$2,649,025

NRG Energy, Inc. sr. notes 7 3/8s, 2016	14,110,000	13,933,625

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	4,085,000	4,411,800

PNM Resources, Inc. unsec. unsub.
notes 9 1/4s, 2015	5,125,000	5,176,250

Sierra Pacific Power Co. general ref.
mtge. 6 1/4s, 2012	1,238,000	1,273,186

Sierra Pacific Resource sr. unsec. notes
8 5/8s, 2014	5,255,000	5,496,205

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7.2s, 2011	1,680,000	1,709,635

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes 7s, 2012	2,785,000	2,813,878

Teco Finance, Inc. company guaranty
sr. unsec unsub. notes 6 3/4s, 2015	370,000	362,907

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	1,495,000	1,560,660

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	710,000	686,337

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	5,220,000	5,397,261

Utilicorp United, Inc. sr. unsec. notes
7.95s, 2011	173,000	179,225

Williams Partners LP/ Williams Partners
Finance Corp. sr. unsec. notes
7 1/4s, 2017 S	2,050,000	2,055,125

		101,229,776

Total corporate bonds and notes
(cost $1,455,584,409)		$1,297,761,821

SENIOR LOANS (10.8%)* [c]	Principal amount	Value

Automotive (0.3%)
Allison Transmission bank term loan
FRN Ser. B, 5.332s, 2014	$3,353,834	$3,007,970

Dana Corp. bank term loan FRN
6 3/4s, 2015	2,532,275	2,327,584

		5,335,554
Basic Materials (1.0%)
Domtar Corp. bank term loan FRN
3.838s, 2014 (Canada)	2,633,222	2,521,310

Georgia-Pacific, LLC bank term loan
FRN Ser. B, 4.451s, 2013	5,833,022	5,507,516

Graphic Packaging Corp. bank term
loan FRN Ser. C, 5.55s, 2014	1,084,550	1,045,913

Huntsman International, LLC bank
term loan FRN Ser. B, 4.213s, 2012	4,821,402	4,541,491

Ineos Holdings, Ltd. bank term loan
FRN Ser. B2, 4.885s, 2014
(United Kingdom)	613,737	518,608

Ineos Holdings, Ltd. bank term loan
FRN Ser. C2, 5.385s, 2015
(United Kingdom)	613,737	518,608

NewPage Holding Corp. bank term
loan FRN 6.563s, 2014	1,318,375	1,284,427

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. E, 4.299s, 2012	1,271,948	1,218,798

		17,156,671

SENIOR LOANS (10.8%)* [c] cont.	Principal amount	Value

Broadcasting (0.3%)
Univision Communications, Inc. bank
term loan FRN Ser. B, 5.028s, 2014	$4,745,000	$3,806,543

Young Broadcasting, Inc. bank term
loan FRN Ser. B, 5.313s, 2012	236,472	193,907

		4,000,450
Cable Television (0.2%)
Cablevision Systems Corp. bank term
loan FRN 4.214s, 2013	2,469,734	2,348,717

		2,348,717
Capital Goods (0.8%)
Allied Waste Industries, Inc. bank term
loan FRN 6.82s, 2012	1,393,035	1,359,563

Allied Waste Industries, Inc. bank term
loan FRN 3.97s, 2012	2,029,742	1,980,971

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.601s, 2014	98,694	91,893

Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 4.801s, 2014	1,889,252	1,759,071

Manitowoc Co., Inc. (The) bank term
loan FRN Ser. B, 6 1/2s, 2014	1,400,000	1,396,500

Sensata Technologies BV bank term
loan FRN 4.543s, 2013 (Netherlands)	1,005,529	882,980

Sequa Corp. bank term loan FRN
6.025s, 2014	1,985,524	1,889,558

Transdigm, Inc. bank term loan FRN
4.801s, 2013	630,000	607,950

Wesco Aircraft Hardware Corp. bank
term loan FRN 8.56s, 2014	2,055,000	1,998,488

Wesco Aircraft Hardware Corp. bank
term loan FRN 5.06s, 2013	1,590,000	1,524,413

		13,491,387
Communication Services (0.4%)
Alltel Communications, Inc. bank term
loan FRN Ser. B2, 5.314s, 2015	3,321,633	3,282,604

Alltel Communications, Inc. bank term
loan FRN Ser. B3, 4.966s, 2015	3,441,332	3,428,213

Cricket Communications, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2013	82,081	80,987

		6,791,804
Consumer Cyclicals (2.8%)
CCM Merger, Inc. bank term loan
FRN Ser. B, 4.798s, 2012	1,830,669	1,643,026

Claire’s Stores, Inc. bank term loan
FRN 5.445s, 2014	2,223,470	1,485,754

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 7s, 2014	970,000	887,550

GateHouse Media, Inc. bank term loan
FRN Ser. B, 4.65s, 2014	2,399,620	1,289,796

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 4.788s, 2014	895,380	481,267

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 7 1/2s, 2011	3,204,650	3,162,669

Goodyear Tire & Rubber Co. (The)
bank term loan FRN 4.54s, 2010	8,970,000	8,185,120

Isle of Capri Casinos, Inc. bank term
loan FRN 4.551s, 2014	1,360,765	1,158,351

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. A, 4.551s, 2014	410,291	349,260

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. B, 4.551s, 2014	544,306	463,340

SENIOR LOANS (10.8%)* [c] cont.	Principal amount	Value

Consumer Cyclicals cont.
Landsource Communities/NWHL
Investment bank term loan FRN
6 3/4s, 2013	$4,048,593	$2,615,391

Lear Corp bank term loan FRN
5.134s, 2013	4,003,788	3,548,972

Navistar Financial Corp. bank term
loan FRN 5.695s, 2012	2,241,333	2,064,827

Navistar International Corp. bank term
loan FRN 6.191s, 2012	6,163,667	5,678,268

Standard-Pacific Corp. bank term loan
FRN Ser. B, 4.557s, 2013	2,270,000	1,838,700

Ticketmaster bank term loan FRN
Ser. B, 5.73s, 2014	1,160,000	1,165,800

Tribune Co. bank term loan FRN
Ser. B, 5.786s, 2014	8,672,400	5,953,603

Tropicana Entertainment bank term
loan FRN Ser. B, 6 1/4s, 2011	2,650,000	2,144,844

United Components, Inc. bank term
loan FRN Ser. D, 4.81s, 2012	527,778	500,069

Visteon Corp. bank term loan FRN
Ser. B, 5.47s, 2013	3,760,000	2,679,000

Visteon Corp. bank term loan FRN
Ser. B1, 6.1s, 2013	145,000	103,313

		47,398,920
Consumer Staples (1.1%)
Charter Communications
Operating, LLC bank term loan FRN
8 1/2s, 2014	763,088	750,793

Charter Communications, Inc. bank
term loan FRN 4.8s, 2014	707,557	618,031

Citadel Communications bank term
loan FRN Ser. B, 4.275s, 2014	1,175,000	942,938

Dole Food Co., Inc. bank term loan FRN
Ser. B, 7.546s, 2013	331,116	303,902

Dole Food Co., Inc. bank term loan FRN
Ser. C, 7.46s, 2013	1,103,719	1,013,007

Dole Food Co., Inc. bank term loan FRN
Ser. C, 5.23s, 2013	150,166	137,824

Mediacom Communications Corp.
bank term loan FRN Ser. C,
4.223s, 2015	3,984,505	3,678,695

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 5.433s, 2014	999,962	911,840

Rental Service Corp. bank term loan
FRN 6.3s, 2013	5,885,710	4,763,747

Rite-Aid Corp. bank term loan FRN
Ser. B, 4.223s, 2014	334,163	296,152

Six Flags Theme Parks bank term loan
FRN 4.795s, 2015	5,633,973	4,822,078

		18,239,007
Energy (—%)
Enterprise GP Holdings, LP bank term
loan FRN 4.905s, 2014	375,000	366,328

		366,328
Financial (0.1%)
General Growth Properties, Inc. bank
term loan FRN Ser. A, 3.62s, 2010 R	350,000	306,688

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 5.467s, 2014	1,266,825	1,169,913

		1,476,601

SENIOR LOANS (10.8%)* [c] cont.	Principal amount	Value

Health Care (1.7%)
Bausch & Lomb, Inc. bank term loan
FRN Ser. B, 6.051s, 2015	$3,393,768	$3,303,137

Bausch & Lomb, Inc. bank term loan
FRN Ser. DD, 6.051s, 2015 U	852,705	829,934

Biomet, Inc. bank term loan FRN
Ser. B, 5.801s, 2015	1,980,013	1,939,175

Community Health Systems, Inc. bank
term loan FRN Ser. B, 4.854s, 2014	3,853,939	3,642,412

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 0 1/2s, 2014 U	201,620	190,554

Fenwal Controls of Japan, LTD. bank
term loan FRN 7.899s, 2014	500,000	436,250

Fenwal Controls of Japan, LTD. bank
term loan FRN 4.899s, 2014 (Japan)	5,234,626	4,567,212

Fenwal Controls of Japan, LTD. bank
term loan FRN Ser. DD, 5.052s,
2014 (Japan)	881,570	769,170

Healthsouth Corp. bank term loan FRN
Ser. B, 5.29s, 2013	3,942,924	3,730,286

Hologic, Inc. bank term loan FRN
Ser. B, 5 3/4s, 2013 U	1,170,787	1,163,470

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 8.043s, 2014	6,373,687	5,513,240

United Surgical Partners
International, Inc. bank term loan FRN
4.631s, 2014	3,192,889	2,897,546

		28,982,386
Homebuilding (0.2%)
Realogy Corp. bank term loan FRN
5.32s, 2013 R	712,950	588,481

Realogy Corp. bank term loan FRN
Ser. B, 5.462s, 2013 R	2,648,100	2,185,787

		2,774,268
Media (0.1%)
Idearc, Inc. bank term loan FRN Ser. B,
4.786s, 2014	3,098,543	2,168,980

		2,168,980
Oil & Gas (0.1%)
Quicksilver Resources, Inc. bank term
loan FRN 7 3/4s, 2013	1,075,000	1,064,250

Targa Resources, Inc. bank term loan
FRN 4.654s, 2012	783,280	751,165

Targa Resources, Inc. bank term loan
FRN 2.676s, 2012	442,088	423,963

		2,239,378
Retail (0.1%)
Michaels Stores, Inc. bank term loan
FRN Ser. B, 4 3/4s, 2013	2,236,545	1,724,238

		1,724,238
Technology (0.5%)
Compucom Systems, Inc. bank term
loan FRN 5.97s, 2014	1,776,550	1,643,309

First Data Corp. bank term loan FRN
Ser. B1, 5.252s, 2014	2,689,675	2,464,789

First Data Corp. bank term loan FRN
Ser. B3, 5.552s, 2014	2,689,675	2,463,933

Flextronics International, Ltd. bank
term loan FRN Ser. B, 5.041s, 2014
(Singapore)	623,636	565,755

Flextronics International, Ltd. bank
term loan FRN Ser. B, 5.041s, 2014
(Singapore)	2,170,252	1,968,826

		9,106,612

SENIOR LOANS (10.8%)* [c] cont.	Principal amount	Value

Transportation (—%)
UAL Corp. bank term loan FRN Ser. B,
4.573s, 2014	$198,872	$145,011

		145,011
Utilities & Power (1.1%)
Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 6.213s, 2014	10,689,075	9,961,620

Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 6.269s, 2014	9,011,900	8,381,067

		18,342,687
Total senior loans (cost $198,810,136)		$182,088,999

CONVERTIBLE BONDS	Principal
AND NOTES (2.3%)*	amount	Value

Acquicor Technology, Inc. 144A
cv. notes 8s, 2011	$2,357,000	$1,249,210

Alliant Techsystems, Inc. cv. sr. sub.
notes 2 3/4s, 2024	2,965,000	4,024,988

Chiquita Brands International cv. sr.
unsec. notes 4 1/4s, 2016	1,825,000	1,660,750

Countrywide Financial Corp. cv. unsec.
sr. FRN company guaranty zero%, 2037	2,165,000	2,100,050

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027	3,430,000	2,473,888

Intel Corp. cv. sub. bonds 2.95s, 2035	4,395,000	4,318,088

L-3 Communications Corp. 144A
cv. bonds 3s, 2035	5,115,000	6,029,306

Level 3 Communications, Inc. cv. sr.
notes 3 1/2s, 2012	2,785,000	2,374,213

NII Holdings, Inc. 144A cv. sr. unsec.
notes 3 1/8s, 2012	3,720,000	3,194,550

Pantry, Inc. (The) cv. sr. sub. notes
3s, 2012	5,190,000	4,054,688

Safeguard Scientifics, Inc. cv. sr. notes
2 5/8s, 2024	425,000	329,375

Transocean, Inc. cv. sr. unsec. notes
Ser. C, 1 1/2s, 2037	2,635,000	2,704,169

Trinity Industries, Inc. cv. sub. notes
3 7/8s, 2036 S	3,812,000	3,688,110

Total convertible bonds and notes
(cost $37,910,670)		$38,201,385

COMMON STOCKS (1.7%)*	Shares	Value

AboveNet, Inc. †	2,194	$131,640

Adelphia Recovery Trust (Ser. ACC-1) †	8,448,187	380,168

Bohai Bay Litigation, LLC (Units) F §	3,899	55,172

Chesapeake Energy Corp. S	39,686	1,920,802

Cinemark Holdings, Inc. S	181,700	2,669,173

Community Health Systems, Inc. † S	82,280	2,839,483

Dana Holding Corp. †	215,857	1,368,533

Decrane Aircraft Holdings, Inc. † F §	29,311	29

DigitalGlobe, Inc. 144A † §	645,566	645,566

El Paso Corp. S	133,705	2,240,896

Elizabeth Arden, Inc. †	71,165	1,456,036

Jarden Corp. † S	95,645	2,455,207

NRG Energy, Inc. † S	71,850	2,704,434

COMMON STOCKS (1.7%)* cont.	Shares	Value

Pinnacle Entertainment , Inc. † S	117,825	$1,306,679

Qwest Communications International, Inc. S	345,050	1,304,289

Service Corporation International	267,640	2,732,604

Titan Europe PLC (United Kingdom)	251,690	654,521

Titan International, Inc. S	29,806	797,012

VFB LLC (acquired various dates
from 12/21/99 to 12/8/03,
cost $9,772,641) ‡ † F §	12,955,347	267,994

Williams Cos., Inc. (The)	74,187	2,291,636

Total common stocks (cost $42,861,609)		$28,221,874

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value

Crown Castle International Corp.
$3.125 cum. cv. pfd.	61,600	$3,372,600

Digital Realty Trust, Inc. $1.094 cv. pfd.	103,440	2,592,465

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	81,807	1,840,658

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	26,163	3,391,379

Interpublic Group of Companies, Inc.
144A Ser. B, 5.25% cum. cv. pfd	4,964	4,206,990

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd.	4,338	2,819,700

Total convertible preferred stocks
(cost $19,855,169)		$18,223,792

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (0.4%)*	amount	Value

DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031	$3,816,434	$3,033,683

GE Capital Commercial Mortgage Corp.
144A Ser. 00-1, Class G, 6.131s, 2033	2,470,000	1,632,423

Mach One Commercial Mortgage
Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	2,435,000	1,144,450
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	880,000	387,200
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	400,000	168,000

Total collateralized mortgage obligations
(cost $7,553,086)		$6,365,756

FOREIGN GOVERNMENT BONDS	Principal
AND NOTES (0.2%)*	amount	Value

Argentina (Republic of) bonds FRB
zero %, 2013	$5,430,000	$2,614,545

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 3.127s, 2012	935,000	372,130

Total foreign government bonds
and notes (cost $3,228,381)		$2,986,675

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/08	$20.00	923	$36,920

AboveNet, Inc.	9/08/10	24.00	1,086	32,634

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

New ASAT Finance, Ltd. (Cayman Islands) F	2/01/11	.01	794,300	12,378

Dayton Superior Corp. 144A F	6/15/09	.01	8,614	22,517

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	4,599	131,810

ZSC Specialty Chemicals PLC 144A (United Kingdom)	6/30/11	$.01	300,000	3,000

ZSC Specialty Chemicals PLC (Preferred) 144A (United Kingdom)	6/30/11	.01	300,000	3,000

Total warrants (cost $730,927)				$242,259

PREFERRED STOCKS (—%)*	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	21,000	$147,000

Total preferred stocks (cost $244,765)		$147,000

SHORT-TERM INVESTMENTS (10.5%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 1.75% to 3.03%
and due dates ranging from September 2, 2008 to October 28, 2008 [d]	$105,983,699	$105,851,316

Putnam Prime Money Market Fund [e]	71,035,537	71,035,537

Total short-term investments (cost $176,886,853)		$176,886,853

TOTAL INVESTMENTS

Total investments (cost $1,943,666,005)		$1,751,126,414

Key to holding’s currency abbreviations EUR Euro

* Percentages indicated are based on net assets of $1,683,241,494.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2008 was $267,994 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 8).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

F Is valued at fair value following procedures approved by the Trustees. On August 31, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at August 31, 2008.

U These securities, in part or in entirety, represents unfunded loan commitments (Note 7).

At August 31, 2008, liquid assets totaling $2,776,094 have been designated as collateral for open forward commitments and swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2008.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/08

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$1,109,183	$1,171,527	9/17/08	$(62,344)

Total				$(62,344)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/08

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$16,041,526	$16,951,367	9/17/08	$909,841

Total				$909,841

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/08

Swap	Notional	Termination	Payments made by	Payments received by	Unrealized
counterparty	amount	date	fund per annum	fund per annum	appreciation

JPMorgan Chase Bank, N.A.
	$103,800,000	6/9/13	3 month USD-LIBOR-BBA	4.21875%	$1,332,099

Lehman Brothers Special Financing, Inc.
	342,250,000	9/14/09	3 month USD-LIBOR-BBA	4.715%	11,388,119

Total					$12,720,218

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08					Fixed payments	Unrealized
	Upfront premium		Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	$—		$1,225,000	12/20/08	550 bp	$(17,747)

Nalco, Co. 7.75%,11/15/11	—		1,160,000	9/20/12	350 bp	(4,806)

Visteon Corp., 7%, 3/10/14	(494,062)		1,860,000	9/20/13	(500 bp)	283,980

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9 5/8%, 6/1/15	—		730,000	6/20/12	230 bp	(179,358)

Citibank, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	—		1,240,000	12/20/08	725 bp	(6,855)

Abitibibowater Inc., 6 1/2%, 6/15/13	—		1,225,000	12/20/08	800 bp	(2,080)

Abitibibowater Inc., 6 1/2%, 6/15/13	—		1,225,000	12/20/08	825 bp	(503)

Amkor Technologies, Inc., 7 3/4%, 5/15/13	—		2,565,000	6/20/13	450 bp	(118,670)

Freescale Semiconductor, 8 7/8%, 12/15/14	—		3,225,000	9/20/12	495 bp	(323,669)

Lear Corp., term loan	—		1,025,000	6/20/13	(225 bp)	110,400

Lear Corp., term loan	—		1,025,000	6/20/13	700 bp	—

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		895,000	6/20/13	585 bp	4,762

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		715,000	3/20/09	275 bp	8,213

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	423,000	3/20/13	(495 bp)	(967)

Credit Suisse International
Advanced Micro Devices, 7 3/4%, 11/1/12	—		$1,505,000	6/20/09	165 bp	(111,647)

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		2,065,000	6/20/17	297 bp	(198,627)

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		140,000	9/20/12	400 bp	(424)

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	—		2,215,000	3/20/09	600 bp	(22,091)

Deutsche Bank AG
Nalco, Co. 7.75%, 11/15/11	—		1,115,000	12/20/12	363 bp	(4,325)

Goldman Sachs International
Allied Waste, N.A. 7 3/8%, 4/15/14	—		535,000	9/20/13	295 bp	24,066

Any one of the underlying securities in the basket of BBCMBS securities	—		3,646,000	a	2.461%	(618,662)

General Motors Corp., 7 1/8%, 7/15/13	—		1,005,000	9/20/08	620 bp	10,574

General Motors Corp., 7 1/8%, 7/15/13	—		4,715,000	9/20/08	620 bp	49,613

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	960,000	12/20/10	(340 bp)	(2,950)

JPMorgan Chase Bank, N.A.
Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		$715,000	6/20/13	595 bp	7,403

Smurfit-Stone Container Enterprises, 7 1/2%, 6/1/13	—		1,145,000	3/20/13	685 bp	(30,892)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/08 cont.					Fixed payments	Unrealized
	Upfront premium		Notional	Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
Allied Waste, N.A. 7 3/8%, 4/15/14	$—		$545,000	9/20/13	275 bp	$18,335

Community Health Systems, 8 7/8%, 7/15/15	—		2,765,000	12/20/12	360 bp	(90,526)

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	—		1,550,000	3/20/09	610 bp	(14,307)

Jefferson Smurfit Corp., 7 1/2%, 6/1/13	—		1,875,000	3/20/13	645 bp	(77,233)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		1,615,000	6/20/13	740 bp	21,650

Sungard Data Systems, Inc., 9 1/8%, 8/15/13	—		2,712,000	9/20/12	395 bp	(26,117)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	420,000	12/20/10	(357 bp)	(3,701)

Merrill Lynch Capital Services, Inc.
General Motors Corp., 7 1/8%, 7/15/13	—		$3,235,000	9/20/08	500 bp	23,483

Merrill Lynch International
Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		2,065,000	6/20/17	295 bp	(201,024)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices, 7 3/4%, 11/1/12	—		325,000	6/20/09	190 bp	(23,334)

Aramark Services, Inc., 8.5%, 2/1/15	—		2,235,000	12/20/12	355 bp	(48,514)

Dynegy Holdings Inc., 6 7/8%, 4/1/11	—		2,065,000	6/20/12	225 bp	(109,171)

Nalco, Co. 7.75%, 11/15/11	—		1,190,000	9/20/12	330 bp	(14,883)

Nalco, Co. 7.75%, 11/15/11	—		1,445,000	3/20/13	460 bp	44,841

Total						$(1,645,763)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/08

ASSETS

Investment in securities, at value, including $103,098,430
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,862,668,701)	$1,679,122,116
Affiliated issuers (identified cost $80,997,304)
(Notes 5 and 8)	72,004,298

Cash	7,613,227

Foreign currency (cost $354) (Note 1)	330

Dividends, interest and other receivables	32,158,788

Receivable for shares of the fund sold	392,582

Receivable for securities sold	2,065,814

Receivable from Manager (Note 2)	154,808

Unrealized appreciation on swap contracts (Note 1)	13,327,538

Premium paid on swap contracts (Note 1)	494,062

Receivable for open forward currency contracts (Note 1)	909,841

Total assets	1,808,243,404

LIABILITIES

Payable for securities purchased	8,801,209

Payable for purchases of delayed delivery securities (Notes 1 and 7)	906,006

Payable for shares of the fund repurchased	2,825,186

Payable for compensation of Manager (Notes 2 and 5)	2,634,434

Payable for investor servicing fees (Note 2)	300,073

Payable for Trustee compensation and expenses (Note 2)	410,457

Payable for administrative services (Note 2)	3,039

Payable for distribution fees (Note 2)	696,782

Payable for open forward currency contracts (Note 1)	62,344

Unrealized depreciation on swap contracts (Note 1)	2,253,083

Collateral on securities loaned, at value (Note 1)	105,851,316

Other accrued expenses	257,981

Total liabilities	125,001,910

Net assets	$1,683,241,494

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,212,286,858

Distributions in excess of net investment income (Note 1)	(1,914,988)

Accumulated net realized loss on investments and
foreign currency transactions (Notes 1 and 6)	(1,346,501,970)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies (Note 6)	(180,628,406)

Total — Representing net assets applicable to
capital shares outstanding	$1,683,241,494

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,298,018,710 divided by 180,041,409 shares)	$7.21

Offering price per class A share (100/96.00 of $7.21)*	$7.51

Net asset value and offering price per class B share
($113,832,274 divided by 15,836,002 shares)**	$7.19

Net asset value and offering price per class C share
($39,506,550 divided by 5,508,007 shares)**	$7.17

Net asset value and redemption price per class M share
($13,272,818 divided by 1,836,969 shares)	$7.23

Offering price per class M share (100/96.75 of $7.23)***	$7.47

Net asset value, offering price and redemption price per class R share
($1,446,092 divided by 202,056 shares)	$7.16

Net asset value, offering price and redemption price per class Y share
($217,165,050 divided by 30,395,816 shares)	$7.14

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/08

INVESTMENT INCOME

Interest (net of foreign tax of $15,001)(including interest
income of $2,884,220 from investments in affiliated
issuers) (Note 5)	$158,986,418

Dividends	1,985,647

Securities lending	489,158

Total investment income	161,461,223

EXPENSES

Compensation of Manager (Note 2)	11,200,460

Investor servicing fees (Note 2)	3,644,786

Custodian fees (Note 2)	39,176

Trustee compensation and expenses (Note 2)	72,589

Administrative services (Note 2)	44,440

Distribution fees — Class A (Note 2)	3,633,573

Distribution fees — Class B (Note 2)	1,539,776

Distribution fees — Class C (Note 2)	441,513

Distribution fees — Class M (Note 2)	74,490

Distribution fees — Class R (Note 2)	6,367

Other	627,663

Non-recurring costs (Notes 2 and 10)	3,494

Costs assumed by Manager (Notes 2 and 10)	(3,494)

Fees waived and reimbursed by Manager (Note 5)	(63,798)

Total expenses	21,261,035

Expense reduction (Note 2)	(793,182)

Net expenses	20,467,853

Net investment income	140,993,370

Net realized loss on investments (Notes 1 and 3)	(62,119,273)

Net increase from payments by affiliates (Note 2)	4,712

Net realized loss on swap contracts (Note 1)	(582,050)

Net realized loss on foreign currency transactions (Note 1)	(2,778,682)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	917,403

Net unrealized depreciation of investments and swap
contracts during the year	(84,054,163)

Net loss on investments	(148,612,053)

Net decrease in net assets resulting from operations	$(7,618,683)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	8/31/08	8/31/07

Operations:

Net investment income	$140,993,370	$161,621,755

Net realized gain (loss) on investments
and foreign currency transactions	(65,475,293)	11,404,814

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(83,136,760)	(18,160,694)

Net increase (decrease) in net assets
resulting from operations	(7,618,683)	154,865,875

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(109,940,378)	(123,781,207)

Class B	(10,419,730)	(18,095,563)

Class C	(3,009,283)	(4,019,507)

Class M	(1,081,810)	(1,337,072)

Class R	(94,409)	(55,057)

Class Y	(17,842,657)	(16,558,210)

Redemption fees (Note 1)	424,207	126,057

Decrease from capital share transactions
(Note 4)	(223,811,549)	(211,245,950)

Total decrease in net assets	(373,394,292)	(220,100,634)

NET ASSETS

Beginning of year	2,056,635,786	2,276,736,420

End of year (including distributions
in excess of and undistributed net
investment income of $1,914,988
and $4,019,538, respectively)	$1,683,241,494	$2,056,635,786

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,d]	on investments	operations	investment income	distributions	fees [f]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2008	$7.82	.57	(.60)	(.03)	(.58)	(.58)	—	$7.21	(.50)	$1,298,019	1.07	7.51	27.59
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	7.82	6.87	1,570,488	1.03	7.17	57.18
August 31, 2006	8.10	.58 [e]	(.22)	.36	(.59)	(.59)	—	7.87	4.64 [e]	1,657,357	1.01 [e]	7.26 [e]	45.50
August 31, 2005	7.98	.56	.16	.72	(.60)	(.60)	—	8.10	9.28	1,851,371.97		6.94	41.21
August 31, 2004	7.55	.59	.43	1.02	(.59)	(.59)	—	7.98	13.95	1,924,073.99		7.55	61.68

Class B
August 31, 2008	$7.79	.51	(.59)	(.08)	(.52)	(.52)	—	$7.19	(1.14)	$113,832	1.82	6.79	27.59
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	7.79	6.05	197,581	1.78	6.42	57.18
August 31, 2006	8.06	.51 [e]	(.20)	.31	(.53)	(.53)	—	7.84	3.99 [e]	342,227	1.76 [e]	6.52 [e]	45.50
August 31, 2005	7.94	.50	.16	.66	(.54)	(.54)	—	8.06	8.49	543,515	1.72	6.19	41.21
August 31, 2004	7.52	.53	.42	.95	(.53)	(.53)	—	7.94	13.01	672,232	1.74	6.80	61.68

Class C
August 31, 2008	$7.78	.51	(.60)	(.09)	(.52)	(.52)	—	$7.17	(1.28)	$39,507	1.82	6.75	27.59
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	7.78	5.95	46,276	1.78	6.42	57.18
August 31, 2006	8.06	.51 [e]	(.20)	.31	(.53)	(.53)	—	7.84	4.02 [e]	63,687	1.76 [e]	6.50 [e]	45.50
August 31, 2005	7.95	.50	.15	.65	(.54)	(.54)	—	8.06	8.39	75,498	1.72	6.18	41.21
August 31, 2004	7.52	.54	.42	.96	(.53)	(.53)	—	7.95	13.15	63,866	1.74	6.80	61.68

Class M
August 31, 2008	$7.83	.55	(.60)	(.05)	(.55)	(.55)	—	$7.23	(.67)	$13,273	1.32	7.25	27.59
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	7.83	6.54	16,162	1.28	6.92	57.18
August 31, 2006	8.10	.56 [e]	(.22)	.34	(.56)	(.56)	—	7.88	4.46 [e]	19,785	1.26 [e]	7.00 [e]	45.50
August 31, 2005	7.98	.54	.15	.69	(.57)	(.57)	—	8.10	8.95	23,265	1.22	6.69	41.21
August 31, 2004	7.55	.57	.43	1.00	(.57)	(.57)	—	7.98	13.64	26,295	1.24	7.28	61.68

Class R
August 31, 2008	$7.77	.54	(.59)	(.05)	(.56)	(.56)	—	$7.16	(.75)	$1,446	1.32	7.22	27.59
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	7.77	6.24	1,096	1.28	6.92	57.18
August 31, 2006	8.08	.55 [e]	(.21)	.34	(.57)	(.57)	—	7.85	4.37 [e]	390	1.26 [e]	7.00 [e]	45.50
August 31, 2005	7.98	.53	.15	.68	(.58)	(.58)	—	8.08	8.79	905	1.22	6.60	41.21
August 31, 2004	7.55	.58	.42	1.00	(.57)	(.57)	—	7.98	13.64	70	1.24	7.29	61.68

Class Y
August 31, 2008	$7.76	.58	(.60)	(.02)	(.60)	(.60)	—	$7.14	(.35)	$217,165.82		7.73	27.59
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	7.76	6.96	225,031.78		7.42	57.18
August 31, 2006	8.06	.59 [e]	(.21)	.38	(.61)	(.61)	—	7.83	4.99 [e]	193,290	.76 [e]	7.51 [e]	45.50
August 31, 2005	7.96	.58	.14	.72	(.62)	(.62)	—	8.06	9.37	222,236.72		7.19	41.21
August 31, 2004	7.53	.61	.44	1.05	(.62)	(.62)	—	7.96	14.34	244,131.74		7.81	61.68

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

August 31, 2008	<0.01%

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

e Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006 .

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 8/31/08

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2008, the value of securities loaned amounted to $103,098,430. The fund received cash collateral of $105,851,316 which is pooled with collateral of other Putnam funds into 78 issues of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2008, the fund had a capital loss carryover of $1,288,069,475 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$311,015,561	August 31, 2009

301,710,244	August 31, 2010

499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

20,028,690	August 31, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2009 $57,095,620 of losses recognized during the period November 1, 2007 to August 31, 2008.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2008, the fund reclassified $4,539,629 to decrease undistributed net investment income and $340,024,934 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $344,564,563.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2008 were as follows:

Unrealized appreciation	$16,604,840

Unrealized depreciation	(210,481,306)

Net unrealized depreciation	(193,876,466)
Undistributed ordinary income	4,009,011
Capital loss carryforward	(1,288,069,475)
Post-October loss	(57,095,620)

Cost for federal income tax purposes	$1,945,002,880

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended August 31, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the year ended August 31, 2008, Putnam Management has assumed $3,494 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 10).

Putnam Management voluntarily reimbursed the fund $4,712 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2008, the fund incurred $3,659,922 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended August 31, 2008, the fund’s expenses were reduced by $793,182 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $696, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $62,418 and $1,224 from the sale of class A and class M shares, respectively, and received $142,834 and $3,594 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,343 and no monies on class A and class M redemptions, respectively.

On September 26, 2008, the fund entered into an Agreement with other registered investment companies (each a “Purchaser”) managed by Putnam Investments. Under the Agreements, the fund transferred to the Purchasers the fund’s right to receive, in the aggregate, $11,983,721 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable.

Note 3: Purchases and sales of securities

During the year ended August 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $494,312,857 and $729,649,209, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	15,739,648	$120,030,441	26,586,888	$214,791,472

Shares issued in	10,044,638	75,744,114	10,547,539	84,965,963
connection with
reinvestment of
distributions

Shares issued	—	—	8,467,578	67,470,903
in connection
with the merger
of Putnam
Managed High
Yield Trust

	25,784,286	195,774,555	45,602,005	367,228,338

Shares	(46,630,689)	(353,461,417)	(55,177,003)	(445,256,876)
repurchased

Net decrease	(20,846,403)	$(157,686,862)	(9,574,998)	$(78,028,538)

	Year ended 8/31/08		Year ended 8/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	2,400,585	$18,390,435	1,673,860	$13,469,969

Shares issued in	826,183	6,226,902	1,356,191	10,877,967
connection with
reinvestment of
distributions

	3,226,768	24,617,337	3,030,051	24,347,936

Shares	(12,761,384)	(96,970,727)	(21,314,604)	(171,652,664)
repurchased

Net decrease	(9,534,616)	$(72,353,390)	(18,284,553)	$(147,304,728)

	Year ended 8/31/08		Year ended 8/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	1,653,066	$12,670,208	1,219,036	$9,829,098

Shares issued in	255,686	1,920,313	347,757	2,791,011
connection with
reinvestment of
distributions

	1,908,752	14,590,521	1,566,793	12,620,109

Shares	(2,349,056)	(17,865,041)	(3,744,943)	(30,088,203)
repurchased

Net decrease	(440,304)	$(3,274,520)	(2,178,150)	$(17,468,094)

	Year ended 8/31/08		Year ended 8/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	391,916	$3,007,705	217,738	$1,760,219

Shares issued in	95,043	718,427	111,003	895,759
connection with
reinvestment of
distributions

	486,959	3,726,132	328,741	2,655,978

Shares	(713,855)	(5,459,933)	(774,388)	(6,263,803)
repurchased

Net decrease	(226,896)	$(1,733,801)	(445,647)	$(3,607,825)

	Year ended 8/31/08		Year ended 8/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	104,292	$783,361	109,373	$879,853

Shares issued in	11,798	88,175	6,847	54,906
connection with
reinvestment of
distributions

	116,090	871,536	116,220	934,759

Shares	(55,012)	(414,466)	(24,965)	(201,142)
repurchased

Net increase	61,078	$457,070	91,255	$733,617

	Year ended 8/31/08		Year ended 8/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,076,389	$83,004,712	7,485,161	$60,048,108

Shares issued in	2,389,688	17,842,657	2,070,650	16,558,210
connection with
reinvestment of
distributions

	13,466,077	100,847,369	9,555,811	76,606,318

Shares	(12,075,284)	(90,067,415)	(5,247,808)	(42,176,700)
repurchased

Net increase	1,390,793	$10,779,954	4,308,003	$34,429,618

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2008, management fees paid were reduced by $63,798 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $2,884,220 for the year ended August 31, 2008. During the year ended August 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $572,686,716 and $596,828,164, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of August 31, 2008, the fund had unfunded loan commitments of $905,702, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower			Unfunded Commitments

Bausch & Lomb, Inc.				$341,082

Community Health Systems, Inc.				201,620

Hologic, Inc.				363,000

Note 8: Transactions with affiliated issuers
Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	Cost	Proceeds	Income	Value

Bohai Bay
Litigation, LLC (Units)	$—	$—	$—	$55,172

Decrane Aircraft
Holdings, Inc.	—	—	—	29

DigitalGlobe, Inc. 144A	—	—	—	645,566

VFB LLC	—	—	—	267,994

Total				$968,761

Market values are shown for those securities affiliated at period end.

Note 9: Acquisition of Putnam Managed HighYieldTrust Fund

On October 30, 2006, the fund issued 8,467,578 class A shares in exchange for 7,366,381 class A shares of Putnam Managed High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Managed High Yield Trust on October 27, 2006, were $2,292,845,413 and $67,470,903 respectively. On October 27, 2006, Putnam Managed High Yield Trust had distributions in excess of net investment income of $357,620, accumulated net realized loss of $ 34,849,307 and unrealized depreciation of $1,090,127. The aggregate net assets of the fund immediately following the acquisition were $2,360,316,316.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam High Yield Trust.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 11: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 12: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

The fund designated 1.21% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2008, the fund hereby designates 1.21%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Investment Sub-Manager	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Robert J. Darretta
Myra R. Drucker	Robert R. Leveille
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Kenneth R. Leibler	Vice President and BSA Compliance Officer
Robert E. Patterson
George Putnam, III	Judith Cohen
Robert L. Reynolds	Vice President, Clerk and Assistant Treasurer
Richard B. Worley

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

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PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN034 252919 10/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2008	$66,000	$--	$6,000	$-

August 31, 2007	$61,050	$--	$5,450	$ -

For the fiscal years ended August 31, 2008 and August 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $74,733 and $5,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2008	$ -	$ -	$ -	$ -

August 31, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 28, 2008